EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

Supplement to Prospectus dated May 30, 2005

The following replaces the second paragraph of “Small-Cap Value Portfolio” under “Management and Organization”.

The Fund is managed by a three person team led by George C. Pierides, who has been portfolio manager of the Portfolio since it commenced operations. Mr. Pierides is a Senior Managing Director of Fox, manages other Fox and Eaton Vance investment portfolios and has been employed by Fox for more than 5 years. The other two members of the investment team are as follows:

J. Bradley Ohlmuller, CFA, is a Principal of Fox and a member of the firm’s Investment Committee. Prior to 2004, he was a Vice President and research analyst at Goldman Sachs & Co., where he co-covered the healthcare facilities sector, and was an analyst at Morgan Stanley from 1997-2001.

Philip E. Laverson is a Vice President and joined Fox in 2005. Previously, he was a portfolio manager at Exis Capital, and was a research analyst and assistant portfolio manager at Merrill Lynch from 1999-2002.

The members of the investment team meet regularly to discuss investment holdings, prospective investments and portfolio composition.

November 21, 2005 TMSCVPS